Putnam
Investment
Grade
Municipal
Trust

ANNUAL REPORT

November 30, 1996

[LOGO: BOSTON * LONDON * TOKYO]




Fund highlights

* "Not only can bond funds serve as an offset to the capital-gains tax that equity-fund investors are sure to be socked with next year, munis also can provide an excellent hedge against the volatility of stocks."

                                -- Barron's, December 16, 1996

* "Although we expect discussion of broader tax reform to continue, it is our belief that the flat tax will not be an issue in the near future and that the municipal market will tend to maintain its current valuation level relative to the taxable markets. These valuations have strengthened recently as investor confidence has increased."

                                -- Richard P. Wyke, manager
                                    Putnam Investment Grade
                                            Municipal Trust

       CONTENTS

 4     Report from Putnam Management

 9     Fund performance summary

13     Portfolio holdings

21     Financial statements

29     Results of October 31, 1996 shareholder meeting



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

(copyright) Karsh, Ottawa

Dear Shareholder:

The fiscal year that closed on November 30, 1996, certainly represented a study in contrasts for shareholders of Putnam Investment Grade
Municipal Trust.

The year opened amidst a flat-tax flurry in the presidential primary campaign that threw the municipal bond market into a sustained state of uncertainty. It proceeded in the wake of a succession of further market worries over the state of the economy and the course of interest rates. Finally, as the second half unfolded, the municipal bond market began to develop a degree of serenity, closing the year in an almost upbeat mood.

Toward the end of fiscal '96, Richard Wyke was appointed your fund's manager. Rick has 14 years of investment experience and has been managing municipal bond portfolios at Putnam since 1987.

In the report that follows, Rick discusses the events and strategies that drove your fund's performance during the fiscal year just ended and takes a look at prospects for the year that has just begun.

Respectfully yours,

/S/George Putnam

George Putnam

Chairman of the Trustees

January 15, 1997



Report from the Fund Manager
Richard P. Wyke

Putnam Investment Grade Municipal Trust finished its 1996 fiscal year with positive momentum, thanks in part to the municipal bond market's gradual shift toward a more favorable environment. For much of the year, as the fixed-income market enjoyed one of its strongest advances in recent memory, the municipal bond sector was left far behind. Tax-reform proposals with the potential to change -- or even end -- the tax advantages of municipal bond investing kept investors out of the market, and dampened performance.

During the year's second half, however, flat-tax fears declined. Your fund was able to benefit from a relatively flat interest-rate environment and a strategic shift in emphasis toward intermediate-term bonds, completing the 12 months ended November 30, 1996, with total returns of 3.91% at net asset value and 8.65% at market value. Additional information is shown in the performance tables that begin on page 9.

* SUPPLY/DEMAND BALANCE SHIFT NOW FAVORS GROWING SUPPLY

Although we expect discussions of broader tax reform to continue, it is our belief that the flat tax will not be an issue in the near future and that the municipal market will tend to maintain its current valuation level relative to the taxable markets. These valuations have strengthened recently as investor confidence has increased. Demand benefited from strong retail investor interest as well as from insurance companies. Those two sectors, along with the mutual fund sector, represent almost all of the current demand for municipal bonds. While the mutual fund sector saw negligible cash inflow and outflow during the period, there was sufficient demand from the other two sectors to support prices in the municipal market.

On the supply side, approximately $170 billion worth of new-issue municipal bonds is expected to reach the market by the end of calendar 1996. While that is still much lower than the market's peak (roughly $295 billion in 1993), it represents an increase over last year's new-issue level. This large amount of new-issue bonds means that earlier concerns about vanishing municipal bond supply have not materialized.

One aspect of municipal bond demand we have discussed in past reports has been the large number of prerefunded bonds awaiting redemption. Historically, prerefundings have allowed us to know the exact point at which the bonds would be retired and thus enabled us to plan effectively for reinvestment of the assets. With the passing of 1996, we expect to see fewer bonds redeemed through prerefunding. Instead, we believe the cash flows into the retail, insurance company, and mutual fund sectors of the market will be the primary sources of demand.

* SHIFT TO BULLETED STRUCTURE INTENDED TO BOOST INCOME

There are basically five variables with which we work in terms of your fund's portfolio structure and strategy: First and most important is duration -- a measure of sensitivity to interest-rate changes. A longer duration can mean a more volatile portfolio if rates rise. But a longer duration is also more likely to provide greater capital appreciation if rates decline. Conversely a shorter duration can help preserve portfolio value when interest rates rise. During the fiscal year, the fund's net interest-rate sensitivity has roughly coincided with the average duration for the long-term municipal bond fund universe. This means that your fund's exposure to interest-rate risk is neither more nor less than that of the average long-term municipal bond fund in the market today.


[GRAPHIC BAR CHART OMITTED: TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Utilities                            22.7%

Housing                              13.8%

Transportation                       13.2%

Hospital/health care                 10.2%

Water and sewerage                    6.3%

Footnote reads:
*Based on net assets as of 11/30/96. Holdings will vary over time.

The second important variable in terms of fund performance is the portfolio's yield curve positioning. During the period, we reallocated the fund's assets from a barbell maturity structure to a bulleted maturity structure. By this we mean that we moved from a portfolio structure in which assets were roughly positioned at both the short-term and the long-term ends of the interest-rate spectrum to a concentration of holdings with midrange maturities between 15 and 25 years. That strategy is intended to generate a higher-yielding portfolio.

* CREDIT AND SECTOR SELECTION STRATEGIES PROVE REWARDING

The fund's credit quality structure and sector selection make up the third performance variable. In our opinion, it is more advantageous in today's market to allocate some portion of the portfolio to Baa-rated bonds. While your fund's portfolio has an average credit quality of AA, the fund is underweighted in AA-rated and A-rated bonds. Its AA credit quality average comes from a mixture of AAA-rated and Baa-rated bonds.

A look at the fund's sector selection reveals that transportation-related bonds, in particular, those bonds issued to support the Denver International Airport, remain key holdings. These bonds continue to offer attractive financial performance and are rated as investment grade by both major rating agencies. In our view, these bonds are worthwhile holdings because of their potential for generating a high level of income with periodic opportunities to provide attractive market price returns.

In the health-care sector, we believe the opportunities offered by corporate mergers and taxable buyouts have been fully priced into the market. We now view this sector as more of a trading market in which the focus is on buying bonds that have lagged a rally or selling bonds that have outperformed in a market correction. We anticipate that in coming months we will diversify the fund's sector risk further by shifting more assets into the airline, waste management, and nursing home sectors.




[GRAPHIC PIE CHART OMITTED: PORTFOLIO QUALITY OVERVIEW]

PORTFOLIO QUALITY OVERVIEW*

Aaa --48.2%

Aa--7.0%

A--11.4%

Baa--25.2%

Ba and below--6.3%

VMIG1--1.9%

Footnote reads:
*As a percentage of portfolio market value as of 11/30/96. A bond rated Baa or higher is considered investment grade. All ratings reflect
Moody's Investors Service descriptions, unless noted otherwise;
percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.



* NONCALLABLE STRUCTURE AND FINANCIAL LEVERAGE PROVE BENEFICIAL

The management of price volatility is the fourth variable affecting your fund's performance. Volatility is reflected in how much and how often the price of a security changes, up or down. Rapid, wide price swings indicate a high degree of volatility. We believe there are unique valuation opportunities that occur in the municipal bond market because of the way a bond's call structure works in conjunction with its coupon and the shape of the yield curve. We consider noncallable bonds to be currently undervalued in the municipal market and feel that they have been so for some time. Consequently the market may be underestimating their potential for rising volatility. We have attempted where possible to build a noncallable structure into the portfolio and to focus on other areas in which such potential, in our view, is being overlooked by the market.

The last primary driver of your fund's performance is financial leverage. To enhance income stream, the fund issues preferred shares that pay dividends at prevailing short-term rates. These shares are sold to corporate and institutional investors; the resulting assets are then invested in longer-term bonds with higher yields. The difference between the dividend paid to holders of preferred shares and the income earned by the fund augments the flow of income to holders of common shares. Given the continuing prospect for low short-term interest rates in general, we believe the effects of leverage should continue to be positive over the near term.

* OUTLOOK: UNDERVALUED MUNICIPAL BOND MARKET BODES WELL FOR FUND IN 1997

Fundamentally, given the growing prospect for slow growth in 1997 and the lack of evidence that wage pressures are pushing on general inflation rates, we believe interest-rate levels should continue to decline. That prospect, coupled with the seasonal bulge in the municipal market, should result in what we expect will be an undervalued municipal bond market. We expect that prices in the municipal bond market may move up over the near term, a situation that could bode well for your fund.

Footnote reads:
The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/96, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Investment Grade Municipal Trust is designed for investors seeking high current income free from federal income tax, consistent with preservation of capital.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 11/30/96
(common shares)

                                          Lehman Bros.
                                 Market    Municipal        Consumer
                    NAV           price    Bond Index      Price Index
------------------------------------------------------------------------
1 year             3.91%          8.65%        5.89%            3.26%
------------------------------------------------------------------------
5 years           53.77          70.09        45.83            15.09
Annual average     8.99          11.21         7.83             2.85
------------------------------------------------------------------------
Life of fund
(since 10/26/89)  86.68          97.23        76.21            26.27
Annual average     9.19          10.04         8.33             3.34
------------------------------------------------------------------------

TOTAL RETURN FOR PERIODS ENDED 12/31/96
(most recent calendar quarter)
(common shares)

                                                              Market
                                         NAV                   price
------------------------------------------------------------------------
1 year                                   2.65%                  5.69%
------------------------------------------------------------------------
5 years                                 48.87                  58.61
Annual average                           8.28                   9.66
------------------------------------------------------------------------
Life of fund
(since 10/26/89)                        86.75                  94.83
Annual average                           9.09                   9.73
------------------------------------------------------------------------

Footnote reads:
Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value, and market price will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
12 months ended 11/30/96

------------------------------------------------------------------------
Distributions (number) (common shares)                          12
------------------------------------------------------------------------
Income                                                        $0.96
------------------------------------------------------------------------
Capital gains1
------------------------------------------------------------------------
Long-term                                                        --
------------------------------------------------------------------------
Short-term                                                       --
------------------------------------------------------------------------
  Total                                                       $0.96
------------------------------------------------------------------------
Preferred shares                                  Series A (1400 shares)
------------------------------------------------------------------------
Income                                                    $3,714.35
------------------------------------------------------------------------
Capital gains1
------------------------------------------------------------------------
Long-term                                                        --
------------------------------------------------------------------------
Short-term                                                    32.17
------------------------------------------------------------------------
  Total                                                   $3,746.52
------------------------------------------------------------------------
Share value (common shares)                 NAV             Market price
------------------------------------------------------------------------
11/30/95                                  $12.37               $13.500
------------------------------------------------------------------------
11/30/96                                   11.94                13.625
------------------------------------------------------------------------
Current return (common shares)              NAV             Market price
------------------------------------------------------------------------
End of period
------------------------------------------------------------------------
Current dividend rate2                      8.04%                7.05%
------------------------------------------------------------------------
Taxable equivalent3                        13.31                11.67
------------------------------------------------------------------------

1 Capital gains are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or market price at end of period.

3 Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

TERMS AND DEFINITIONS

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, and the liquidation preference on the remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

COMPARATIVE BENCHMARKS

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index is not leveraged, does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. The index assumes reinvestment of all distributions and interest payments. Performance of the fund will differ. It is not possible to invest directly in an index.



Report of independent accountants

To the Trustees and Shareholders of
Putnam Investment Grade Municipal Trust

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Investment Grade Municipal Trust (the "fund") at November 30, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at November 30, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
January 10, 1997




Portfolio of investments owned
November 30, 1996

                   Key to Abbreviations
                   AMBAC       --AMBAC Indemnity Corporation
                   COP         --Certificate of Participation
                   FGIC        --Financial Guaranty Insurance Company
                   FSA         --Financial Security Assurance
                   GNMA Coll.  --Government National Mortgage Association Collateralized
                   G.O. Bonds  --General Obligation Bonds
                   IFB         --Inverse Floating Rate Bonds
                   MBIA        --Municipal Bond Investors Assurance Corporation
                   PSFG        --Permanent School Fund Guaranteed
                   VRDN        --Variable Rate Demand Notes


MUNICIPAL BONDS AND NOTES  (98.4%) *
PRINCIPAL AMOUNT                                                                                           RATING**      VALUE

Alabama  (1.7%)
------------------------------------------------------------------------------------------------------------------------------
       $5,500,000  Gadsden East, Med. Clinic Board Rev. Bonds (Baptist Hosp. of Gadsden Inc.),
                   Ser. A, 7.8s, 11/1/21                                                                   BBB     $ 6,407,500

Arizona  (1.1%)
------------------------------------------------------------------------------------------------------------------------------
        4,000,000  Gila Cnty., Indl. Dev. Auth. Poll. Control Rev. Bonds (Asarco Inc.),
                   Ser. 85, 8.9s, 7/1/06                                                                   Baa       4,209,840

California  (12.0%)
------------------------------------------------------------------------------------------------------------------------------
        1,000,000  CA Poll. Control Fin. Auth. VRDN (Shell Oil Co.), Ser. A, 3.85s, 10/1/07                VMIG1     1,000,000
        4,650,000  CA State U. IFB, AMBAC, 10.05s, 11/1/21 (acquired various dates from 8/5/91
                   to 8/31/94,cost $4,659,603)(double dagger)                                              Aaa       5,580,000
        5,200,000  Central Valley Fin. Auth. Rev. Bonds (Carson Ice-Cogeneration), 6s, 7/1/09              BBB       5,343,000
        3,000,000  Contra Costa Wtr. Dist. Rev. Bonds, Ser. G, MBIA, 5s, 10/1/24                           Aaa       2,816,250
       10,000,000  Foothill/Eastern Trans. Corridor Agcy. Rev. Bonds (CA Toll Rd.),
                   Ser. A, zero %, 11/1/09                                                                 Baa       6,500,000
                   Los Angeles Cnty., Metro. Trans. Auth. Sales Tax Rev. Bonds
        3,030,000  Second Tier Lien, Ser. A, MBIA, 5 5/8s, 7/1/11                                          Aaa       3,147,413
        3,235,000  Ser. A, MBIA, 5 3/4s, 7/1/11                                                            Aaa       3,392,706
        2,800,000  Orange Cnty., Local Trans. Auth. Sales Tax Rev. Bonds, FGIC, 6.1s, 2/14/11              Aaa       2,884,000
        2,550,000  Orange Cnty., Pub. Fac. Corp. COP (Solid Waste Management), 7 7/8s, 12/1/13             Baa       2,699,813
        4,625,000  San Diego, Pub. Facs. Fin. Auth. Swr. Rev. Bonds, FGIC, 5s, 5/15/25                     Aaa       4,307,031
        3,000,000  Southern CA Public Pwr. Auth. VRDN (Transmission), AMBAC, 3.4s, 7/1/19                  VMIG1     3,000,000
        5,000,000  U. of CA Rev. Bonds (UCSD Med. Ctr. Satellite Med. Fac.), 7.9s, 12/1/19
                   (acquired 3/2/92, cost $5,229,150)(double dagger)                                       BBB/P     5,468,750
                                                                                                                  ------------
                                                                                                                    46,138,963

Colorado  (8.0%)
------------------------------------------------------------------------------------------------------------------------------
                   Denver, City & Cnty. Arpt. Rev. Bonds
        1,000,000  Ser. A, 8 3/4s, 11/15/23                                                                Baa       1,192,500
        4,775,000  Ser. A, 8 1/2s, 11/15/23                                                                Baa       5,521,094
        4,900,000  Ser. A, 8 1/4s, 11/15/12                                                                Baa       5,622,750
        5,200,000  Ser. A, 8s, 11/15/25                                                                    Baa       5,915,000
        8,000,000  Ser. D, 7 3/4s, 11/15/21                                                                Baa       8,910,000
        3,000,000  Ser. D, 7 3/4s, 11/15/13                                                                Baa       3,671,250
                                                                                                                  ------------
                                                                                                                    30,832,594

Connecticut  (1.9%)
------------------------------------------------------------------------------------------------------------------------------
        4,825,000  CT State Dev. Auth. Poll. Control Rev. Bonds (New England Power Co.),
                   7 1/4s, 10/15/15                                                                        A         5,198,937
        2,000,000  CT State Res. Recv. Auth. Muni. Rev. Bonds (Bridgeport Service Fee),
                   Ser. A, 7 1/2s, 1/1/09                                                                  Baa       2,112,500
                                                                                                                  ------------
                                                                                                                     7,311,437

District of Columbia  (0.7%)
------------------------------------------------------------------------------------------------------------------------------
        2,500,000  DC Rev. Bonds (Georgetown U.), Ser. B, 7.15s, 4/1/21                                    A         2,684,375

Florida  (3.9%)
------------------------------------------------------------------------------------------------------------------------------
       11,555,000  Broward Cnty., Resource Recvy. Rev. Bonds (SES Broward Cnty.
                   LP South), 7.95s, 12/1/08                                                               A        12,782,719
        2,000,000  Hernando Cnty., Indl. Dev. Rev. Bonds (FL Crushed Stone Co.),
                   8 1/2s, 12/1/14                                                                         B/P       2,240,000
                                                                                                                  ------------
                                                                                                                    15,022,719

Georgia  (2.5%)
------------------------------------------------------------------------------------------------------------------------------
        4,000,000  Burke Cnty., Dev. Auth. Control Rev. Bonds (Oglethorpe Pwr. Co. ),
                   MBIA, 8s, 1/1/22#                                                                       Aaa       4,775,000
        4,800,000  De Kalb Cnty., Muni. Hsg. Auth. Rev. Bonds (Briarcliff Park Apts.),
                   Ser. A, 7 1/2s, 4/1/17                                                                  BBB/P     5,016,000
                                                                                                                  ------------
                                                                                                                     9,791,000

Hawaii  (1.3%)
------------------------------------------------------------------------------------------------------------------------------
        4,500,000  HI State Dept. of Budget & Fin. Special Purpose Mtge.
                   IFB, 9.391s, 11/1/21                                                                    AAA       5,068,125

Illinois  (1.9%)
------------------------------------------------------------------------------------------------------------------------------
        7,000,000  Cook Cnty., G.O. Bonds, FGIC, 5 7/8s, 11/15/22                                          Aaa       7,148,750

Indiana  (0.6%)
------------------------------------------------------------------------------------------------------------------------------
        1,000,000  Indiana Bond Bank Note (Special Loan Program), Ser. B, 8 1/2s, 2/1/18                   A         1,060,000
        1,000,000  Rockport, Indl. Poll. Ctrl. Rev. Bonds (Indiana-Michigan Pwr.),
                   Ser. B, FGIC, 7.6s, 3/1/16                                                              Aaa       1,123,750
                                                                                                                  ------------
                                                                                                                     2,183,750

Kansas  (1.3%)
------------------------------------------------------------------------------------------------------------------------------
        4,500,000  Burlington, Poll. Control Rev. Bonds (Kansas Gas & Electric Co.),
                   MBIA, 7s, 6/1/31                                                                        Aaa       4,989,375

Louisiana  (7.4%)
------------------------------------------------------------------------------------------------------------------------------
        9,250,000  St. Charles Parish, Poll. Control Rev. Bonds (LA Pwr. & Lt. Co.), 8s, 12/1/14           Baa      10,128,750
                   W. Feliciana Parish, Poll. Control Rev. Bonds (Gulf States Utils. Co.)
        2,500,000  8s, 12/1/24                                                                             Ba        2,700,000
        5,100,000  7.7s, 12/1/14                                                                           Ba        5,648,250
        3,000,000  Ser. III, 7.7s, 12/1/14                                                                 Ba        3,322,500
        6,000,000  Ser. A, 7 1/2s, 5/1/15                                                                  Aa        6,495,000
                                                                                                                  ------------
                                                                                                                    28,294,500

Maryland  (0.6%)
------------------------------------------------------------------------------------------------------------------------------
        2,000,000  MD, State Hlth. & Higher Edl. Fac. Auth. Rev. Bonds (Doctors
                   Cmnty. Hosp.), 8 3/4s, 7/1/12                                                           AAA       2,330,000

Massachusetts  (7.3%)
------------------------------------------------------------------------------------------------------------------------------
        8,750,000  MA State Hlth. & Edl. Fac. Auth. IFB (Med. Ctr. of Central MA),
                   Ser. B, AMBAC, 9.28s, 6/23/22                                                           Aaa      10,325,000
        5,000,000  MA State Indl. Fin. Agcy. Rev. Bonds (Cape Cod Hlth. Syst. Issue),
                   8 1/2s, 11/15/20                                                                        Aaa       5,850,000
        2,100,000  MA State Wtr. Poll. Auth. Rev. Bonds, Ser. B, 5 1/4s, 8/1/14                            Aa        2,086,875
        9,405,000  MA State Wtr. Resources Auth. Rev. Bonds, Ser. A, MBIA, 6s, 8/1/20                      Aaa       9,734,175
                                                                                                                  ------------
                                                                                                                    27,996,050

Michigan  (3.2%)
------------------------------------------------------------------------------------------------------------------------------
        1,755,000  Detroit, Dev. Fin. Auth. Tax Increment Rev. Bonds, Ser. A, 8.72s, 5/1/21                BBB/P     2,180,588
        2,200,000  Detroit, Wtr. Supply Syst. IFB, FGIC, 8.841s, 7/1/22                                    Aaa       2,480,500
        1,690,000  Highland Park, Fin. Auth. Hosp. Fac. Rev. Bonds (MI Hlth. Care Corp.),
                   Ser. A, 9 3/4s, 12/1/06 (In Default) +                                                  Caa         329,550
        3,000,000  MI State Strategic Fund Rev. Bonds (Mercy Svcs. for Aging), 9.4s, 5/15/20               BBB/P     3,390,000
        3,630,000  Monroe Cnty., Poll. Ctrl. Rev. Bonds (Detroit Edison), Ser. I, AMBAC, 7.3s, 9/1/19      Aaa       3,979,388
                                                                                                                  ------------
                                                                                                                    12,360,026

Mississippi  (2.3%)
------------------------------------------------------------------------------------------------------------------------------
        7,950,000  Claiborne Cnty., Poll. Control Rev. Bonds (Middle South Energy Inc.),
                   Ser. C, 9 7/8s, 12/1/14                                                                 Ba        8,854,313

Missouri  (3.9%)
------------------------------------------------------------------------------------------------------------------------------
        2,500,000  MO State Hlth. & Edl. Fac. Auth. Rev. Bonds (BJC Hlth. Syst.),
                   Ser. A, 6 1/2s, 5/15/20                                                                 Aa        2,759,375
        8,900,000  SCA Tax Exempt Trust Multi-Fam. Mtge. Rev. Bonds (Whispering Lake),
                   Ser. A-11, FSA, 7.1s, 1/1/30                                                            Aaa/P     9,422,875
        2,500,000  Sikeston, Elec. Auth. Rev. Bonds, MBIA, 6s, 6/1/13                                      Aaa       2,712,500
                                                                                                                  ------------
                                                                                                                    14,894,750

Nebraska  (2.4%)
------------------------------------------------------------------------------------------------------------------------------
        2,200,000  NE Investment Fin. Auth. Single Fam. Mtge. IFB, Ser. B,
                   GNMA Coll., 11.328s, 3/15/22                                                            Aaa       2,439,250
        6,375,000  NE Investment Fin. Auth. Single Fam. Mtge. Rev. Bonds, Ser. 1,
                   GNMA Coll, 8 1/8s, 8/15/38                                                              Aaa       6,677,813
                                                                                                                  ------------
                                                                                                                     9,117,063

Nevada  (1.8%)
------------------------------------------------------------------------------------------------------------------------------
        6,500,000  Clark Cnty., Indl. Dev. Rev. Bonds (NV Pwr. Co.), 7.8s, 6/1/20                          Baa       7,052,500

New York  (7.1%)
------------------------------------------------------------------------------------------------------------------------------
                   NY State Dorm. Auth. Rev. Bonds
        4,500,000  (City U. Syst.), Ser. F, 7 7/8s, 7/1/17                                                 Aaa       5,118,750
        6,250,000  (State U. Edl. Fac.), Ser. A, 7.7s, 5/15/12                                             Aaa       7,054,687
        2,000,000  (City U. Syst.), Ser. A, 7 5/8s, 7/1/20                                                 Aaa       2,260,000
        2,450,000  NY State Energy Research & Dev. Auth. Elec. Fac. Rev. Bonds (Cons. Edison
                   Co. of NY, Inc.), Ser. A, 7 3/4s, 1/1/24                                                A         2,566,473
          700,000  NY State Local Govt. Assistance Corp. VRDN, Ser. B, 3.3s, 4/1/23                        VMIG1       700,000
        1,535,000  NY State Urban Dev. Corp. Rev. Bonds (Syracuse U. Ctr.), 6s, 1/1/08                     Baa       1,598,319
        8,780,000  Triborough Bridge & Tunnel Auth. General Purpose Rev. Bonds, Ser. A, 5s, 1/1/24         Aa        8,198,325
                                                                                                                  ------------
                                                                                                                    27,496,554

North Carolina  (0.7%)
------------------------------------------------------------------------------------------------------------------------------
        2,500,000  NC Eastern Muni. Pwr. Agcy. Rev. Bonds, Ser. A, 7 1/4s, 1/1/21                          Baa       2,553,300

Ohio  (1.5%)
------------------------------------------------------------------------------------------------------------------------------
        5,000,000  OH State Air Quality Dev. Auth. Rev. Bonds (Cleveland Co.), FGIC, 8s, 12/1/13           Aaa       5,881,250

Oklahoma  (0.3%)
------------------------------------------------------------------------------------------------------------------------------
        1,000,000  Tulsa, Indl. Auth. Rev. Bonds (U. of Tulsa), Ser. A, MBIA, 6s, 10/1/16                  Aaa       1,080,000

Pennsylvania  (4.4%)
------------------------------------------------------------------------------------------------------------------------------
        3,125,000  Allegheny Cnty. Resc. Fin. Auth. Mtge. Rev. Bonds (Single Fam.), Ser. M,
                   GNMA Coll., 7.9s, 6/1/11                                                                Aaa       3,292,969
        5,000,000  Montgomery Cnty., Indl. Dev. Auth. Rev. Bonds, 7 1/2s, 1/1/12                           A         5,406,250
        7,600,000  PA State Higher Ed. Assistance Agcy. IFB, Ser. B, MBIA, 11.031s, 3/1/20                 Aaa       8,360,000
                                                                                                                  ------------
                                                                                                                    17,059,219

South Dakota  (3.5%)
------------------------------------------------------------------------------------------------------------------------------
       13,100,000  SD State Bldg. Auth. COP (Building Authority), Ser. A, 7 1/2s, 12/1/16                  A        13,362,000

Tennessee  (3.8%)
------------------------------------------------------------------------------------------------------------------------------
        2,600,000  Metro. Govt. Nashville & Davidson Cnty. Tenn. Wtr. & Swr. IFB, AMBAC,
                   8.317s, 1/1/22                                                                          Aaa       2,743,000
       10,900,000  SCA Tax Exempt Trust Multi-Fam. Mtge. Rev. Bonds (Steeplechase Falls),
                   Ser. A-10, FSA, 7 1/8s, 1/1/30                                                          Aaa      11,921,875
                                                                                                                  ------------
                                                                                                                    14,664,875

Texas  (8.7%)
------------------------------------------------------------------------------------------------------------------------------
        2,770,000  Austin, School Dist. G.O. Bonds, PSFG, 5 3/4s, 8/1/15                                   Aaa       2,856,560
                   Austin Util. Syst. Rev. Bonds
          340,000  Ser. A, MBIA, 5s, 11/15/07                                                              Aaa         341,700
          665,000  Ser. A, MBIA, 5s, 5/15/07                                                               Aaa         668,325
        2,500,000  Bexar Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds (St. Luke's Lutheran Hosp.),
                   7.9s, 5/1/11                                                                            AAA/P     2,953,125
        4,390,000  Matagorda Cnty., Poll. Control Rev. Bonds (Houston Lt. & Pwr.),
                   Ser. D, FGIC, 7.6s, 10/1/19                                                             Aaa       4,818,025
       16,000,000  North Central TX Hlth. Fac. Dev. Corp. Rev. Bonds (Presbyterian Hlth. Syst.),
                   MBIA, 6.685s, 6/22/21                                                                   Aaa      17,020,000
        4,500,000  TX State Nat'l Research Lab Communication Superconductor G.O. Bonds, 7 1/8s, 4/1/20     Aaa       4,972,500
                                                                                                                  ------------
                                                                                                                    33,630,235

Washington  (2.4%)
------------------------------------------------------------------------------------------------------------------------------
        2,650,000  WA State Hlth. Care Fac. VRDN (Sisters Providence), Ser. E, 4s, 10/1/05                 VMIG1     2,650,000
        6,075,000  WA State Pub. Pwr. Supply Syst. Rev. Bonds (Nuclear No. 1),
                   Ser. A, 7 1/2s, 7/1/15                                                                  Aa        6,674,906
                                                                                                                  ------------
                                                                                                                     9,324,906

West Virginia  (0.2%)
------------------------------------------------------------------------------------------------------------------------------
        1,400,000  Marion Cnty., Cmnty. Solid Waste Disp. Fac. Rev. Bonds (American Pwr.
                   Paper Recycling), 8 1/4s, 12/1/11                                                       CCC/P       700,000
------------------------------------------------------------------------------------------------------------------------------
                   Total Investments (cost $360,961,886)***                                                      $ 378,439,969
------------------------------------------------------------------------------------------------------------------------------


*                Percentages indicated are based on net assets of $384,489,910.
                 Net assets available to common shareholders are $244,476,830.

** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at November
                 30, 1996 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30,1996
                 Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

*** The aggregate identified cost on a tax basis is $360,961,886, resulting in gross unrealized appreciation and depreciation of $20,252,369 and $2,774,286, respectively, or net unrealized appreciation of $17,478,083.

+                 Non-income-producing security.

(double dagger)  Restricted, excluding 144A securities, as to public resale.
                 At the date of acquisition these securities were valued at cost.
                 The total market value of restricted securities held at November 30, 1996 was $11,048,750 or 2.9% of net assets.

# A portion of these securities was pledged and segregated with the custodian to cover margin requirements for futures contracts at November 30, 1996. The market value of these securities is $219,650 or less than 0.1% of net assets.

                 The rates shown on the IFBs which are securities paying variable interest rates that vary inversely to changes in the market interest rates and VRDNs are the current interest rates at November 30, 1996, and are subject to change based on the terms of the security.

                 The fund had the following industry group concentrations) greater than 10% at November 30, 1996 as a percentage of net assets:

                 Utilities                             22.7%
                 Housing                               13.8
                 Transportation                        13.2
                 Hospital/Health Care                  10.2

                 The fund had the following insurance
                 concentrations greater than 10% at November
                 30, 1996 as a percentage of net assets:

                 MBIA                                  15.3%

----------------------------------------------------------------------------------------------------
Futures contracts outstanding at November 30, 1996

                                          Total     Aggregate Face    Expiration      Unrealized
                                   Market Value              Value          Date    Depreciation
----------------------------------------------------------------------------------------------------
UST Bond 20 Years (Short)            $6,952,500         $6,900,000    March 1997        $(52,500)
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
November 30, 1996

Assets
----------------------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $360,961,886) (Note 1)                                                             $378,439,969
----------------------------------------------------------------------------------------------------------------
Cash                                                                                                     891,422
----------------------------------------------------------------------------------------------------------------
Interest receivable                                                                                    7,181,833
----------------------------------------------------------------------------------------------------------------
Receivable for securities sold                                                                           590,000
----------------------------------------------------------------------------------------------------------------
Total assets                                                                                         387,103,224

Liabilities
----------------------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                                  1,729,606
----------------------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                             661,441
----------------------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                                32,385
----------------------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                              5,845
----------------------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                               1,274
----------------------------------------------------------------------------------------------------------------
Payable for variation margin                                                                              54,375
----------------------------------------------------------------------------------------------------------------
Other accrued expenses                                                                                   128,388
----------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                      2,613,314
----------------------------------------------------------------------------------------------------------------
Net Assets                                                                                          $384,489,910

Represented by
----------------------------------------------------------------------------------------------------------------
Series A remarketed preferred shares
(1,400 shares authorized and outstanding issued at $100,000 per share) (Note 4)                     $140,000,000
----------------------------------------------------------------------------------------------------------------
Paid in capital-common shares (Note 1)                                                               226,369,604
----------------------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                                           8,901,036
----------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                                 (8,206,313)
----------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                            17,425,583
----------------------------------------------------------------------------------------------------------------
Net assets                                                                                          $384,489,910

Computation of net asset value:
----------------------------------------------------------------------------------------------------------------
Series A remarketed preferred shares                                                                $140,000,000
----------------------------------------------------------------------------------------------------------------
Cumulative undeclared dividends on Series A remarketed preferred shares                                   13,080
----------------------------------------------------------------------------------------------------------------
Net assets allocated to Series A remarketed preferred shares at liquidation preference              $140,013,080
----------------------------------------------------------------------------------------------------------------
Net assets available to common shares:                                                              $244,476,830
----------------------------------------------------------------------------------------------------------------
Net asset value per share ($244,476,830 divided by 20,470,991 outstanding shares)                         $11.94
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended November 30, 1996

Tax exempt interest income:                                                                 $25,381,825
-------------------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                              2,679,663
-------------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                                  279,078
-------------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                                19,906
-------------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                                  7,864
-------------------------------------------------------------------------------------------------------
Reports to shareholders                                                                          47,811
-------------------------------------------------------------------------------------------------------
Auditing                                                                                         47,574
-------------------------------------------------------------------------------------------------------
Legal                                                                                             9,336
-------------------------------------------------------------------------------------------------------
Postage                                                                                         124,927
-------------------------------------------------------------------------------------------------------
Exchange listing fees                                                                            35,924
-------------------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                                          356,889
-------------------------------------------------------------------------------------------------------
Other                                                                                            11,310
-------------------------------------------------------------------------------------------------------
Total expenses                                                                                3,620,282
-------------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                     (112,649)
-------------------------------------------------------------------------------------------------------
Net expenses                                                                                  3,507,633
-------------------------------------------------------------------------------------------------------
Net investment income                                                                        21,874,192
-------------------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                                 (3,879)
-------------------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                                  20,915
-------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures contracts during the year             (6,157,973)
-------------------------------------------------------------------------------------------------------
Net loss on investments                                                                      (6,140,937)
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                        $15,733,255
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                       Year ended November 30
                                                                               ---------------------------------
                                                                                      1996                  1995
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
----------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------
Net investment income                                                          $21,874,192           $23,652,493
----------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                             17,036            (5,837,577)
----------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                                                 (6,157,973)           30,521,242
----------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            15,733,255            48,336,158
----------------------------------------------------------------------------------------------------------------
Distributions to Series A remarketed preferred shareholders:
----------------------------------------------------------------------------------------------------------------
  From net investment income                                                    (5,200,089)           (5,504,552)
----------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on investments                                    (45,038)             (107,562)
----------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting
from operations applicable to common
shareholders (excluding cumulative undeclared
dividends on remarketed preferred shares
of $13,080 and $161,420, respectively)                                          10,488,128            42,724,044
----------------------------------------------------------------------------------------------------------------
Distributions to common shareholders:
----------------------------------------------------------------------------------------------------------------
  From net investment income                                                   (19,568,069)          (18,869,148)
----------------------------------------------------------------------------------------------------------------
  In excess of net realized net realized gain on investments                            --              (492,000)
----------------------------------------------------------------------------------------------------------------
Increase from capital shares transactions from issuance of common shares         2,567,091             2,826,196
----------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                         (6,512,850)           26,189,092
----------------------------------------------------------------------------------------------------------------
Net assets
----------------------------------------------------------------------------------------------------------------
Beginning of year                                                              391,002,760           364,813,668
----------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $8,901,036 and $11,316,328, respectively)                           $384,489,910          $391,002,760
----------------------------------------------------------------------------------------------------------------
Number of fund shares
----------------------------------------------------------------------------------------------------------------
Common shares outstanding at beginning of year                                  20,272,824            20,039,145
----------------------------------------------------------------------------------------------------------------
Shares issued in connection with reinvestment of distributions                     198,167               233,679
----------------------------------------------------------------------------------------------------------------
Common shares outstanding at end of year                                        20,470,991            20,272,824
----------------------------------------------------------------------------------------------------------------
Series A remarketed preferred shares outstanding at beginning and end of year        1,400                 1,400
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

                                                                                         Year ended November 30
                                                                           ------------------------------------------------
                                                                             1996                 1995                 1994
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period (common shares)                       $12.37               $11.22               $13.44
---------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                        1.06                 1.17                 1.20
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                       (.28)                1.23                (2.03)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                              .78                 2.40                 (.83)
---------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------
From net investment income
---------------------------------------------------------------------------------------------------------------------------
to Common Shareholders                                                       (.96)                (.94)                (.97)
---------------------------------------------------------------------------------------------------------------------------
to Preferred Shareholders                                                    (.25)                (.28)                (.19)
---------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments
---------------------------------------------------------------------------------------------------------------------------
to Common Shareholders                                                         --                   --                 (.21)
---------------------------------------------------------------------------------------------------------------------------
to Preferred Shareholders                                                      --                   --                   --
---------------------------------------------------------------------------------------------------------------------------
In excess of net realized gain on investments
---------------------------------------------------------------------------------------------------------------------------
to Common Shareholders                                                         --                 (.02)                (.02)
---------------------------------------------------------------------------------------------------------------------------
to Preferred Shareholders                                                      --(d)              (.01)                  --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                         (1.21)               (1.25)               (1.39)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period (common shares)                             $11.94               $12.37               $11.22
---------------------------------------------------------------------------------------------------------------------------
Market value, end of period (common shares)                               $13.625              $13.500              $11.880
---------------------------------------------------------------------------------------------------------------------------
Total investment return at market price (common shares)(%)(a)                8.65                22.95                (6.74)
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (total fund) (in thousands)                    $384,490             $391,003             $364,814
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)(c)                            1.49                 1.50                 1.45
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)(b)                  6.84                 7.50                 8.07
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                     146.43               122.65                78.97
---------------------------------------------------------------------------------------------------------------------------



Financial highlights (continued)
(For a share outstanding throughout the period)
                                                                              Year ended November 30
                                                                   -----------------------------------
                                                                             1993                 1992
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period (common shares)                       $12.36               $11.51
------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------
Net investment income                                                        1.32                 1.35
------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                        .91                  .65
------------------------------------------------------------------------------------------------------
Total from investment operations                                             2.23                 2.00
------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------
From net investment income
------------------------------------------------------------------------------------------------------
to Common Shareholders                                                       (.96)                (.91)
------------------------------------------------------------------------------------------------------
to Preferred Shareholders                                                    (.16)                (.24)
------------------------------------------------------------------------------------------------------
From net realized gain on investments
------------------------------------------------------------------------------------------------------
to Common Shareholders                                                         --                   --
------------------------------------------------------------------------------------------------------
to Preferred Shareholders                                                    (.03)                  --
------------------------------------------------------------------------------------------------------
In excess of net realized gain on investments
------------------------------------------------------------------------------------------------------
to Common Shareholders                                                         --                   --
------------------------------------------------------------------------------------------------------
to Preferred Shareholders                                                      --                   --
------------------------------------------------------------------------------------------------------
Total distributions                                                         (1.15)               (1.15)
------------------------------------------------------------------------------------------------------
Net asset value, end of period (common shares)                             $13.44               $12.36
------------------------------------------------------------------------------------------------------
Market value, end of period (common shares)                               $14.000              $13.250
------------------------------------------------------------------------------------------------------
Total investment return at market price (common shares)(%)(a)               13.54                20.24
------------------------------------------------------------------------------------------------------
Net assets, end of period (total fund) (in thousands)                    $405,670             $381,681
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)(c)                            1.40                 1.45
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)(b)                  8.59                 9.20
------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                      33.73                44.39
------------------------------------------------------------------------------------------------------

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(c) The ratio of expenses to average net assets for the year ended November 30,
    1995 and thereafter, includes amounts paid through expense offset arrangements.
    Prior period ratios exclude these amounts (Note 2).

(d) Distributions in excess of net realized gain to the preferred shareholders amounted to less than $0.01 per a common share.




Notes to financial statements
November 30, 1996

Note 1
Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to provide as high a level of current income exempt from federal income tax as is believed to be consistent with preservation of capital. The fund intends to achieve its objective by investing in a diversified portfolio of tax-exempt municipal securities that Putnam Investment Management ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes do not involve undue risk to income or principal. Under normal market conditions, the fund will invest at least 80% of its total assets in tax-exempt municipal securities rated "investment grade" at the time of investment or, if not rated, determined by Putnam Management to be of comparable quality.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates. Certain amounts from the prior year have been reclassified to conform with their current year presentation.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value.

Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value and other investments including restricted securities are stated at fair market value following procedures approved by the Trustees.

B) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund (including accrued interest and dividends), less all liabilities (including accrued expenses) and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

C) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

D) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

E) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. At November 30, 1996, the fund had a capital loss carryover of approximately $1,985,000 available to offset future net capital gains, if any, which will expire on November 30, 2004.

F) Distributions to shareholders Distributions to common and preferred shareholders are recorded by the fund on the ex-dividend date. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a seven day period. The applicable dividend rate for the remarketed preferred shares on November 30, 1996 was 3.41%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of dividends payable, defaulted bond interest, realized and unrealized losses on certain future contracts and market discount. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended November 30, 1996, the fund reclassified $478,674 to increase undistributed net investment income and $4,334 to increase paid-in-capital, with an increase to accumulated net realized loss on investments of $483,008. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity. Discounts on zero coupon bonds and original issue discount are accreted according to the effective yield method.

Note 2
Management fee, administrative services, and other transactions

Compensation of Putnam Management for management and investment advisory services is paid quarterly based on the average net assets of the fund, including those allocated to the remarketed preferred shares. Such fee is based on the annual rate of 0.70% of the average weekly net assets.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's net income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam for that period will be reduced by the amount of the excess (but not more than 0.70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended November 30, 1996 fund expenses were reduced by $112,649 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $830 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchase and sales of securities

During the year ended November 30, 1996, purchases and sales of investment securities other than short-term investments aggregated $544,548,014 and $534,723,367, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Remarketed preferred shares

The Series A remarketed preferred shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $100,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium. Additionally, the fund has authorized a separate series of 2,000 Serial Remarketed Preferred shares, which are issuable only under certain conditions in exchange for Series A shares. No Serial Remarketed Preferred shares are currently outstanding.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At November 30, 1996, no such restrictions have been placed on the fund.

Federal tax information
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.



Results of October 31, 1996 shareholder meeting
(Unaudited)


A meeting of shareholders of the fund was held on October 31, 1996. At the meeting, each of the nominees for Trustees was elected, as follows:

                            Common Shares             Preferred Shares
                                       Votes                    Votes
                         Votes for   withheld    Votes for    withheld
                        ----------  ---------    ---------    --------
Jameson Adkins Baxter   13,111,907   293,478        822          21
Hans H. Estin           13,112,907   292,478        822          21
Ronald J. Jackson       13,114,024   291,361        822          21
Elizabeth T. Kennan     13,115,024   290,361        822          21
Lawrence J. Lasser      13,112,907   292,478        822          21
Donald S. Perkins       13,113,524   291,861        822          21
William F. Pounds       13,114,824   290,561        822          21
George Putnam           13,114,024   291,361        822          21
George Putnam, III      13,115,024   290,361        822          21
Eli Shapiro             13,112,907   292,478        772          71
A.J.C. Smith            13,115,024   290,361        822          21
W. Nicholas Thorndike   13,112,907   292,478        822          21




Results of October 31, 1996 shareholder meeting (continued)
(Unaudited)
------------------------------------------------------------------------------------------------------------------
                                                   Common Shares             Preferred shares
------------------------------------------------------------------------------------------------------------------
                                                                   Abstentions                         Abstentions
                                             Votes        Votes     and Broker     Votes       Votes      & Broker
                                               For      Against      Non-Votes       For     Against     Non-Votes
------------------------------------------------------------------------------------------------------------------
A proposal to ratify the selection of
Price Waterhouse LLP as auditors
for the fund was approved as follows    13,069,544       83,375        252,466       790           8            45
------------------------------------------------------------------------------------------------------------------
A proposal to amend the fund's
fundamental investment restriction
with respect to investments in the
securities of a single issuer was
approved as follows                     11,046,828      812,314      1,546,243       771          27            45
------------------------------------------------------------------------------------------------------------------
A proposal to amend the fund's
fundamental investment restriction
with respect to making loans through
purchases of debt obligations,
repurchase agreements and securities
loans was approved as follows           10,631,765    1,247,224      1,526,396       760          38            45
------------------------------------------------------------------------------------------------------------------
A proposal to amend the fund's
fundamental investment restriction
with respect to investments in
commodities or commodity
contracts was approved as follow        10,536,648    1,352,068      1,516,669       761          37            45
------------------------------------------------------------------------------------------------------------------
A proposal to amend the fund's
fundamental investment restriction
with respect to concentration of its
assets was approved as follows          10,992,744      888,590      1,524,051       772          26            45
------------------------------------------------------------------------------------------------------------------
A proposal to eliminate the fund's
fundamental investment restriction
with respect to investments in
securities of issuers in which
management of the fund or Putnam
Investment Management, Inc. owns
securities was approved as follows      10,721,974    1,150,238      1,533,173       776          22            45
------------------------------------------------------------------------------------------------------------------
A proposal to eliminate the fund's
fundamental investment restriction
with respect to margin transactions
was approved as follows                 10,325,353    1,526,146      1,553,866       761          37            45
------------------------------------------------------------------------------------------------------------------
A proposal to eliminate the fund's
fundamental investment restriction
with respect to short sales was
approved as follows                     10,418,007    1,390,804      1,596,574       721          77            45
------------------------------------------------------------------------------------------------------------------

                                                  Common Shares              Preferred shares
------------------------------------------------------------------------------------------------------------------
                                                                   Abstentions                         Abstentions
                                             Votes        Votes     and Broker     Votes       Votes      & Broker
                                               For      Against      Non-Votes       For     Against     Non-Votes
------------------------------------------------------------------------------------------------------------------
A proposal to eliminate the fund's
fundamental investment restriction
which limits the fund's ability to
pledge assets was approved as follows   10,368,485    1,454,431      1,582,469       771          27            45
------------------------------------------------------------------------------------------------------------------
A proposal to eliminate the fund's
fundamental investment restriction
with respect to investments in
restricted securities was approved
as follows                              10,478,036    1,317,931      1,609,418       760          38           45
------------------------------------------------------------------------------------------------------------------
A proposal to eliminate the fund's
fundamental investment restriction
with respect to investments in
certain oil, gas and mineral interests
was approved as follows                  10,693,351    1,203,151     1,508,883        721         77           45
------------------------------------------------------------------------------------------------------------------
A proposal to eliminate the fund's
fundamental investment restriction
with respect to investing to gain
control of a company's management
was approved as follows                 10,687,150    1,175,847      1,542,388        771         27           45
------------------------------------------------------------------------------------------------------------------

All tabulations are rounded to nearest whole number.




Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

Jerome J. Jacobs
Vice President

Blake E. Anderson
Vice President

Richard P. Wyke
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time for up-to-date information about the fund's net asset value.



PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
---------------------

29927-058   1/97